Putnam
Asia Pacific
Growth
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We are pleased to announce the appointment of Simon Davis to your fund's management team shortly after the close of the fund's fiscal year. Simon joined Putnam earlier this year from Deutsche Asset Management (Japan) Limited. Prior to that he was associated with Morgan Grenfell & Co., Ltd. He has 12 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 15, 2000

REPORT FROM FUND MANAGEMENT

Paul Warren
Carmel Peters
Simon Davis

The economies and businesses of Asia and the Pacific Basin continued to achieve healthy performance during 2000, but these conditions were only partially reflected in equity performance for the region. For Putnam Asia Pacific Growth Fund, strong gains early in the fund's 2000 fiscal year reversed in recent months as weaker-than-expected results in the technology and telecommunications sectors, combined with rising energy prices, led Asian markets lower. However, the adverse conditions that eroded confidence are generally short-term, in our opinion, and our long-term outlook for the region remains solid.

Total return for 12 months ended 9/30/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   -3.54%  -9.07%   -4.27%  -9.04%   -4.24%  -5.19%   -4.01%  -7.34%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* PERFORMANCE FOLLOWS FORTUNES OF TECHNOLOGY AND TELECOMMUNICATIONS

While Asian equities have had a tough period since we last reported on the fund's performance six months ago, we believe that conditions in Asia are still generally positive. Asian markets offer leading companies in the technology and telecommunications sectors. These sectors represent the largest weightings in your fund's portfolio. At the same time, a host of Asian stocks in other sectors offer the combination of earnings growth and attractive valuation that we seek in doing our research and stock selection.

Asia's technology and telecom sectors led the fund to strong gains early in the fiscal period, then later accounted for much of its negative performance. We believe that both the early gains and the recent declines have been excessive relative to the actual performance of the companies and that overly optimistic expectations early in the period exacerbated disappointments in subsequent quarters. For example, in the spring of this year, it became clear that sales of wireless telephone handsets worldwide would not meet the 500 million level forecast by many industry analysts. However, growth was still strong, with sales on course to exceed 400 million, after sales of 300 million in 1999. In the semiconductor industry, an anticipated shortage of DRAM chips failed to materialize, but fund holdings such as Samsung Electronics still achieved solid earnings growth. Although these holdings, as well as others discussed in this report, were viewed favorably by fund management at the end of the reporting period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

Japan            50.6%

Hong Kong        16.6%

Australia        11.8%

Singapore         5.7%

South Korea       5.1%

Footnote reads:
*Based on net assets as of 9/30/00. Holdings will vary over time.


During episodes of volatility, we took profits on holdings that had become fully valued and subject to increasing risks. In February, we sold Softbank and Hikari Tsushin of Japan, and in later months trimmed positions in Japanese technology equipment makers Murata Manufacturing, Rohm, and Kyocera. During the summer, we reduced our positions in Taiwan Semiconductor; United Microelectronics, also of Taiwan; and Samsung of South Korea, the largest producer of DRAM chips. However, we continue to hold these stocks because the industry is still growing. Dataquest, a research firm that tracks the semiconductor industry, predicts the industry will grow 27% in 2001.

* RESTRUCTURINGS REMAIN IMPORTANT ISSUES IN JAPAN, SOUTH KOREA

Aside from the global technology spending cycle, local conditions, of course, also influenced the fund's performance. Japan, by far the region's largest economy, had mixed conditions. On one hand, the economy grew modestly in the first two quarters of 2000, and there was improvement in job creation. However, consumer spending has not increased on a broad front. Corporate restructuring has also not proceeded as rapidly as we would prefer. Companies have not followed their restructuring announcements with decisive and timely execution.

"East Asia, with the notable exception of Japan, is actually the world's fastest growing region. It expanded by about 5% in 1999 and is expected to grow some 6% this year."

-- Business Week, June 26, 2000


For these reasons, we continue to be highly selective with Japanese equities. We have stayed away from most financial companies, which continue to suffer from bad loans, and the "old economy" construction and industrial companies, focusing instead on inno- vative technology companies such as NTT DoCoMo. This company, a global pioneer in wireless Internet technology, has signed up nearly 13 million subscribers for its I-mode service, smashing its sales expectations. I-mode allows subscribers to send e-mails and access the Internet from their wireless phones.

Although stocks in South Korea have had a difficult year, we believe that this market's progress in restructuring stands in contrast to Japan's slow results. In fact, one of the Korean market's weakest periods occurred during the summer, when it seemed the government might not provide financial backing to banks dealing with bad loans. When it became clear that the government was still committed, the market stabilized.

* FUND POSITIONED FOR DIVERSIFIED MARKET LEADERSHIP

While maintaining a large technology exposure, we increased the portfolio's diversification across business sectors and Asian markets during the period. One sector to which we added meaningfully was pharmaceuticals. We bought more of stocks we already held, including Takeda Chemical Industries and Fujisawa Pharmaceutical Company, and established new positions in Eisai and Sankyo during recent months. These companies have been achieving solid growth and were still priced reasonably. Globally, the sector has been a strong performer this year, because traditionally, drug companies can maintain their growth in spite of rising interest rates or changing expectations of economic growth.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Sony Corp.
Japan
Consumer cyclicals

Nikko Securities Co., Ltd.
Japan
Financial

NTT DoCoMo, Inc.
Japan
Communication services

Furukawa Electric Co., Ltd.
Japan
Capital goods

Hutchison Whampoa, Ltd.
Hong Kong
Conglomerates

Takeda Chemical Industries
Japan
Health care

News Corp., Ltd. ADR
Australia
Consumer staples

Toyota Motor Corp.
Japan
Consumer cyclicals

Johnson Electric Holdings, Ltd.
Hong Kong
Technology

HSBC Holdings PLC
United Kingdom
Financial

Footnote reads:
These holdings represent 29.5% of the fund's net assets as of 9/30/00. Portfolio holdings will vary over time.


We have also increased the fund's exposure to Hong Kong, including Chinese companies listed in Hong Kong, and Australia. After performing well early in the year, Hong Kong stocks corrected more recently. However, we are still positive on the market because its currency is pegged to the U.S. dollar. Should the U.S. Federal Reserve Board reduce interest rates as the U.S. economy decelerates, stocks in Hong Kong should benefit.

We have favored Australian shares because of their relative steadiness amid uncertainty. During the period, we added to the fund's position in Broken Hill Proprietary, a mining and basic materials company that derives 40% of its revenues from oil. The stock has benefited from rising energy prices. Our largest Australian holding was News Corp., the broadcasting multinational that owns, among other interests, the Fox network in the United States. News has benefited from continuing expansion and is expected to realize value for shareholders when it issues stock for its global communications networks early next year. We also added several Australian banks, with solid growth and high-quality loan portfolios.

"East Asia's fundamentals -- a well-educated labor force, good transportation and communications infrastructure, low taxes, and a relatively honest government -- make it easier to attain First World levels of productivity."

-- Fortune, August 14, 2000


* FUNDAMENTAL SITUATION IS CAUSE FOR OPTIMISM

As the fund moves into its 2001 fiscal year, we have several reasons for optimism. The fund's diversification reflects the expanding array of growth opportunities in Asia and stock valuations are reasonable. Economies are growing at a healthy rate. Although we are monitoring the effects of higher energy prices on the many markets in the region that import virtually all of their oil, we do not anticipate energy prices prompting a crisis. The region's leading technology companies have a solid outlook that, in our opinion, could surprise people. Companies like the Japanese component manufacturers Rohm, Kyocera, and Murata should continue to grow strongly as should Sony and Samsung because of growth in consumer electronics products such as DVD and CD players. Asia has experienced both excessive optimism and excessive pessimism in the past 12 months. We think a renewed focus on actual fundamentals will allow the fund to achieve solid performance in the year ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/00, there is no guarantee the fund will continue to hold these securities in the future.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Funds investing in a single region may be subject to more volatility than funds investing in a diverse group of regions.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Asia Pacific Growth Fund is designed for investors seeking capital appreciation through common stocks and other securities of Asian or Pacific Basin companies.


TOTAL RETURN FOR PERIODS ENDED 9/30/00

                     Class A         Class B         Class C        Class M
(inception dates)   (2/20/91)       (6/1/93)        (7/26/99)       (2/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year           -3.54%  -9.07%  -4.27%  -9.04%  -4.24%  -5.19%  -4.01%  -7.34%
------------------------------------------------------------------------------
5 years          18.00   11.21   13.80   11.91   13.71   13.71   15.29   11.27
Annual average    3.37    2.15    2.62    2.28    2.60    2.60    2.89    2.16
------------------------------------------------------------------------------
Life of fund     93.62   82.56   79.91   79.91   80.31   80.31   83.93   77.48
Annual average    7.12    6.46    6.30    6.30    6.33    6.33    6.55    6.15
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/00

                                         MSCI          Consumer
                                    Pacific Index     price index
-------------------------------------------------------------------
1 year                                  -1.37%           3.46%
-------------------------------------------------------------------
5 years                                 -2.21           13.32
Annual average                          -0.45            2.53
-------------------------------------------------------------------
Life of fund                            15.26           28.78
Annual average                           1.49            2.67
-------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation currently or previously in effect, without which total returns would have been lower.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 2/20/91

               Fund's class A      MSCI Pacific     Consumer price
Date            shares at POP         Index             index

2/20/91             9,425            10,000            10,000
9/30/91             8,879             9,558            10,178
9/30/92             8,978             8,070            10,482
9/30/93            12,692            11,329            10,764
9/30/94            16,139            12,318            11,083
9/30/95            15,471            11,786            11,365
9/30/96            16,248            12,149            11,706
9/30/97            16,813            10,590            11,966
9/30/98            11,018             6,827            12,136
9/30/99            18,927            11,686            12,448
9/30/00           $18,256           $11,526           $12,878

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,991 and $18,031, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,393 ($17,748 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/00

                       Class A       Class B      Class C       Class M
--------------------------------------------------------------------------
Distributions
(number)                  1             1            1             1
--------------------------------------------------------------------------
Income                 $0.130        $0.059       $0.114        $0.083
--------------------------------------------------------------------------
Capital gains            --            --           --            --
--------------------------------------------------------------------------
  Total                $0.130        $0.059       $0.114        $0.083
--------------------------------------------------------------------------
Share value:         NAV     POP       NAV          NAV       NAV     POP
--------------------------------------------------------------------------
9/30/99            $13.49  $14.31    $13.20       $13.48    $13.35  $13.83
--------------------------------------------------------------------------
9/30/00             12.91   13.70     12.59        12.82     12.75   13.21
--------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) Pacific Index is an index of equity securities issued by companies located in five Asian countries. All values are expressed in U.S. dollars. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Asia Pacific Growth Fund

We have audited the accompanying statement of assets and liabilities of Putnam Asia Pacific Growth Fund, including the fund's portfolio, as of September 30, 2000, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended September 30, 1998 were audited by other auditors whose report dated November 10, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Asia Pacific Growth Fund as of September 30, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with accounting principles generally accepted in the United States of America.

                                                KPMG   LLP
Boston, Massachusetts
November 1, 2000




THE FUND'S PORTFOLIO
September 30, 2000

COMMON STOCKS (97.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (11.8%)
-------------------------------------------------------------------------------------------------------------------
            400,480 Austar United Communications, Ltd. (NON)                                         $      899,636
            945,948 Australia & New Zealand Banking Group, Ltd.                                           6,799,913
             57,300 Brambles Industries, Ltd.                                                             1,496,825
            790,860 Broken Hill Proprietary Co., Ltd.                                                     8,197,972
            535,012 Cable & Wireless Optus, Ltd. (NON)                                                    1,160,146
            431,600 Commonwealth Bank of Australia                                                        6,448,052
            488,200 Foster's Brewing Group Ltd.                                                           1,136,329
            165,279 News Corp., Ltd.                                                                      2,326,104
            199,519 News Corp., Ltd. ADR                                                                 11,185,534
            291,149 Publishing & Broadcasting, Ltd.                                                       2,111,826
          1,025,800 Westpac Banking Corp., Ltd.                                                           7,079,636
            150,786 Woodside Petroleum, Ltd.                                                              1,117,792
            378,100 Woolworths Ltd.                                                                       1,380,264
                                                                                                      -------------
                                                                                                         51,340,029

Hong Kong (16.6%)
-------------------------------------------------------------------------------------------------------------------
            734,000 Cheung Kong Holdings, Ltd.                                                            8,872,921
          1,127,100 China Telecom, Ltd. (NON)                                                             7,481,040
            775,500 CLP Holdings, Ltd.                                                                    3,481,281
          2,090,000 Hang Lung Development Co., Ltd.                                                       2,104,288
            347,000 Henderson Land Development Co., Ltd. (R)                                              1,789,142
          1,661,000 Hong Kong and China Gas Co., Ltd.                                                     2,077,129
            713,500 Hong Kong Electric Holdings, Ltd.                                                     2,205,465
            916,300 Hutchison Whampoa, Ltd.                                                              12,163,742
          4,297,000 Johnson Electric Holdings, Ltd.                                                       9,231,438
          2,276,000 Legend Holdings, Ltd.                                                                 2,160,196
          3,726,000 Li & Fung, Ltd.                                                                       7,861,364
             48,861 Pacific Century CyberWorks Ltd. (NON)                                                    55,149
          7,628,000 PetroChina Co., Ltd.                                                                  1,555,597
            520,000 Sun Hung Kai Properties, Ltd.                                                         4,902,074
            707,000 Swire Pacific, Ltd.                                                                   4,407,018
            831,000 Wharf Holdings, Ltd.                                                                  1,700,008
                                                                                                      -------------
                                                                                                         72,047,852

Japan (50.6%)
-------------------------------------------------------------------------------------------------------------------
              6,000 Aiful Corp.                                                                             577,617
            308,000 Asahi Chemical Industry Co. Ltd. (NON)                                                1,838,934
            198,000 Asahi Glass Co., Ltd.                                                                 2,025,271
             83,000 Cannon, Inc.                                                                          3,680,181
            212,000 Denso Corp.                                                                           4,935,481
            115,000 Eisai Co., Ltd.                                                                       3,630,010
            140,000 Fujisawa Pharmaceutical Co.                                                           5,157,827
            330,000 Fujitsu Ltd.                                                                          7,667,315
            495,000 Furukawa Electric Co., Ltd.                                                          13,677,451
             58,000 Hitachi Information Systems, Ltd.                                                     2,330,093
             83,000 Honda Motor Co., Ltd. (NON)                                                           3,057,854
            104,000 INES Corp.                                                                            1,714,561
             14,600 Keyence Corp                                                                          5,054,522
            220,000 Kirin Brewery Co., Ltd.                                                               2,260,483
             25,900 Kyocera Corp.                                                                         3,955,846
             16,000 Matsushita Communication Industrial Co., Ltd.                                         2,163,843
            531,000 Mitsubishi Chemical Corporation                                                       1,843,238
            269,000 Mitsubishi Trust and Banking Corporation (The)                                        2,213,654
             28,600 Murata Manufacturing Co., Ltd.                                                        3,944,645
            204,000 NEC Corp.                                                                             4,635,934
          1,925,000 Nikko Securities Co., Ltd.                                                           17,106,359
             31,500 Nintendo Co., Ltd.                                                                    5,752,985
                611 Nippon Telegraph and Telephone Corp.                                                  5,995,187
             15,220 Nippon Television Network Corp.                                                       8,749,070
            299,000 Nippon Yusen Kabushiki Kaisha (NON)                                                   1,516,727
             36,300 Nissin Food Products Co., Ltd.                                                          897,167
            210,000 Nomura Securities Co., Ltd.                                                           4,568,176
                517 NTT DoCoMo, Inc.                                                                     14,835,694
             15,200 Rohm Co., Ltd.                                                                        4,166,176
            654,000 Sakura Bank Ltd.                                                                      4,879,422
             37,900 SANIX, Inc. (NON)                                                                     2,420,716
            106,000 Sankyo Co, Ltd.                                                                       2,359,808
             76,000 Seven-Eleven Japan Co., Ltd.                                                          4,418,032
            116,000 Shiseido Co., Ltd.                                                                    1,441,007
            177,100 Sony Corp.                                                                           17,967,379
            413,000 Sumitomo Corp.                                                                        3,585,985
            182,000 Sumitomo Electric Industries, Ltd.                                                    3,141,998
            179,000 Takeda Chemical Industries                                                           11,830,603
            617,000 Teijin, Ltd.                                                                          2,570,120
             64,100 THK Co., Ltd.                                                                         2,492,080
             34,700 Tokyo Electron, Ltd.                                                                  3,147,829
            248,000 Toppan Printing Co. Ltd. (NON)                                                        2,398,963
            272,600 Toyota Motor Corp.                                                                   10,774,803
             10,500 Trend Micro Inc. (NON)                                                                1,410,303
             44,500 Yamada Denki Co., Ltd.                                                                4,514,672
                                                                                                      -------------
                                                                                                        219,306,021

Malaysia (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,465,000 Public Bank Berhad                                                                    1,087,184
            484,000 Tanjong Public, Ltd.                                                                    999,842
            393,000 Telekom Malaysia Berhad                                                               1,034,211
                                                                                                      -------------
                                                                                                          3,121,237

Singapore (5.8%)
-------------------------------------------------------------------------------------------------------------------
            387,200 Chartered Semiconductor Manufacturing (NON)                                           2,470,353
            246,000 City Developments Ltd.                                                                1,201,862
            358,000 DBS Group Holdings Ltd.                                                               3,950,799
            749,400 Oversea-Chinese Banking Corp., Ltd.                                                   4,738,131
            346,000 Singapore Airlines, Ltd.                                                              3,281,412
            166,000 Singapore Press Holdings, Ltd.                                                        2,490,286
            702,500 Venture Manufacturing, Ltd.                                                           6,783,538
                                                                                                      -------------
                                                                                                         24,916,381

South Korea (5.1%)
-------------------------------------------------------------------------------------------------------------------
             15,640 Cheil Communications, Inc.                                                            1,318,529
            109,000 Hyundai Motor Co., Ltd.                                                               1,417,489
            247,000 Korea Electric Power Corp.                                                            6,446,368
             83,300 Korea Telecom Corp. ADR                                                               2,800,963
             20,500 Pohang Iron & Steel Company, Ltd.                                                     1,548,899
             27,927 Samsung Electronics Co.                                                               5,059,421
              5,000 SK Telecom Co., Ltd.                                                                  1,219,750
             92,200 SK Telecom Co., Ltd. ADR                                                              2,362,625
                                                                                                      -------------
                                                                                                         22,174,044

Taiwan (4.1%)
-------------------------------------------------------------------------------------------------------------------
            243,400 Advanced Semiconductor Engineering, Inc. (NON)                                        1,612,525
             88,898 ASE Test Limited (NON)                                                                1,866,858
            397,880 Hon Hai Precision Industry                                                            2,617,799
            641,535 President Chain Store Corp.                                                           2,028,488
          1,500,116 Taiwan Semiconductor Manufacturing Co., Ltd.                                          4,982,819
          1,579,000 United Microelectronics Corp.                                                         3,378,889
             91,815 Winbond Electronics Corp. GDR (NON)                                                   1,388,702
                                                                                                      -------------
                                                                                                         17,876,080

Thailand (0.5%)
-------------------------------------------------------------------------------------------------------------------
            136,000 Advanced Info Service Public Co., Ltd. (NON)                                          1,148,115
          1,665,000 TelecomAsia Corporation Public Co., Ltd. (NON)                                        1,115,396
                                                                                                      -------------
                                                                                                          2,263,511

United Kingdom (2.1%)
-------------------------------------------------------------------------------------------------------------------
            646,000 HSBC Holdings PLC                                                                     9,031,257
                                                                                                      -------------
                    Total Common Stocks (cost $353,642,421)                                           $ 422,076,412


UNITS (0.2%) (a) (cost $564,499)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
              1,160 Nippon Television Network Corp. call warrants
                    zero %, (exp. 8/6/01) (Issued by Lehman Brothers
                    Finance S.A.) (Japan)                                                             $     667,685


SHORT-TERM INVESTMENTS (3.0%) (a) (cost $13,140,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   13,140,000 Interest in $800,000,000 joint repurchase agreement dated
                    September 29, 2000 with Warburg Securities due
                    October 2, 2000 with respect to various U.S. Treasury
                    obligations -- maturity value of $13,147,282 for an effective
                    yield of 6.65%                                                                    $  13,140,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $367,346,920) (b)                                         $ 435,884,097
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $433,705,002.

  (b) The aggregate identified cost on a tax basis is $384,148,351, resulting in gross unrealized appreciation and depreciation of $77,463,671 and $25,727,925, respectively, or net unrealized appreciation of $51,735,746.

(NON) Non-income-producing security.

      ADR or GDR after the name of a foreign holding stands for American Depositary
      Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

  (R) Real Estate Investment Trust.

      The fund had the following industry group concentrations greater than 10% at September 30, 2000 (as a percentage of net assets):

          Financial              20.5%
          Consumer cyclicals     16.9
          Technology             16.8

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $367,346,920) (Note 1)                                        $435,884,097
-------------------------------------------------------------------------------------------
Cash                                                                                    514
-------------------------------------------------------------------------------------------
Foreign currency (cost $8,289,682)                                                7,990,721
-------------------------------------------------------------------------------------------
Interest, dividends and other receivables                                           960,808
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           14,164,712
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    8,547,712
-------------------------------------------------------------------------------------------
Total assets                                                                    467,548,564

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 12,690,525
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       19,456,233
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        962,820
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          291,484
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        28,576
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,482
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              329,145
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               82,297
-------------------------------------------------------------------------------------------
Total liabilities                                                                33,843,562
-------------------------------------------------------------------------------------------
Net assets                                                                     $433,705,002

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $483,619,963
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (11,065,846)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (107,068,570)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                            68,219,455
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $433,705,002

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($232,355,055 divided by 17,993,845 shares)                                          $12.91
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $12.91)*                              $13.70
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($179,385,314 divided by 14,243,835 shares)**                                        $12.59
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($11,039,639 divided by 861,078 shares)**                                            $12.82
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($10,924,994 divided by 856,697 shares)                                              $12.75
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $12.75)*                              $13.21
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended September 30, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net foreign tax of $415,691)                                        $  4,406,742
-------------------------------------------------------------------------------------------
Interest                                                                            354,608
-------------------------------------------------------------------------------------------
Total investment income                                                           4,761,350

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,497,520
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,600,532
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    16,081
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     10,854
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               736,950
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,493,822
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               122,451
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               120,979
-------------------------------------------------------------------------------------------
Other                                                                               326,473
-------------------------------------------------------------------------------------------
Total expenses                                                                    9,925,662
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (315,244)
-------------------------------------------------------------------------------------------
Net expenses                                                                      9,610,418
-------------------------------------------------------------------------------------------
Net investment loss                                                              (4,849,068)
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 81,770,140
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (1,082,181)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the year                                                 (290,998)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                      (67,614,350)
-------------------------------------------------------------------------------------------
Net gain on investments                                                          12,782,611
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $  7,933,543
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended September 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                $   (4,849,068)  $   (1,598,860)
--------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                          80,687,959       23,881,770
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                      (67,905,348)     153,873,480
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    7,933,543      176,156,390
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (2,586,921)     (13,528,305)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,051,311)     (12,499,068)
--------------------------------------------------------------------------------------------------
   Class C                                                                (42,443)              --
--------------------------------------------------------------------------------------------------
   Class M                                                               (102,650)        (706,133)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --         (109,720)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (101,372)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --           (5,727)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (56,799,311)      (9,649,628)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (52,649,093)     139,556,437

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     486,354,095      346,797,658
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $11,065,846, and
$9,984,028, respectively)                                            $433,705,002     $486,354,095
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS  A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.49        $8.83       $13.58       $13.63       $13.58
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(c)         (.08)        (.01)         .11          .05          .03
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.37)        5.79        (4.77)         .41          .63
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.45)        5.78        (4.66)         .46          .66
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.13)       (1.11)        (.09)        (.43)        (.60)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.01)          --         (.08)          --
-----------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --           --           --           --         (.01)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.13)       (1.12)        (.09)        (.51)        (.61)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.91       $13.49        $8.83       $13.58       $13.63
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (3.54)       71.79       (34.47)        3.47         5.02
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $232,355     $248,255     $240,978     $515,107     $223,307
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.38         1.46         1.46         1.50         1.54
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.49)        (.14)        1.05          .40          .20
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                150.42       183.18       128.25        89.77        72.68
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from net investment income amounted to less than $.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.20        $8.68       $13.34       $13.41       $13.37
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(c)         (.19)        (.10)         .03         (.06)        (.07)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.36)        5.70        (4.69)         .41          .63
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.55)        5.60        (4.66)         .35          .56
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.06)       (1.07)          --         (.36)        (.51)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.01)          --         (.06)          --
-----------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --           --           --           --         (.01)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.06)       (1.08)          --         (.42)        (.52)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.59       $13.20        $8.68       $13.34       $13.41
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (4.27)       70.58       (34.93)        2.66         4.33
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $179,385     $221,291     $100,331     $199,036     $225,241
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               2.13         2.21         2.21         2.25         2.30
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)       (1.25)        (.91)         .32         (.45)        (.55)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                150.42       183.18       128.25        89.77        72.68
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from net investment income amounted to less than $.01 per share.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                 For the period
Per-share                           Year ended   July 26, 1999+
operating performance                 Sept. 30    to Sept. 30
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                   $13.48       $12.15
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (loss)(c)         (.17)        (.02)
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.38)        1.35
--------------------------------------------------------------
Total from
investment operations                   (.55)        1.33
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.11)          --
--------------------------------------------------------------
In excess of net
investment income                         --           --
--------------------------------------------------------------
In excess of net realized
gain on investments                       --           --
--------------------------------------------------------------
Total distributions                     (.11)          --
--------------------------------------------------------------
Net asset value,
end of period                         $12.82       $13.48
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(a)                 (4.24)       10.95*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,040       $2,308
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               2.13          .41*
--------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)       (1.07)        (.19)*
--------------------------------------------------------------
Portfolio turnover (%)                150.42       183.18
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from net investment income amounted to less than $.01 per share.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.35        $8.78       $13.46       $13.54       $13.53
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(c)         (.16)        (.08)         .06         (.02)        (.03)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.36)        5.76        (4.74)         .41          .63
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.52)        5.68        (4.68)         .39          .60
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.08)       (1.10)          --(d)      (.40)        (.58)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.01)          --         (.07)          --
-----------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --           --           --           --         (.01)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.08)       (1.11)          --         (.47)        (.59)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.75       $13.35        $8.78       $13.46       $13.54
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (4.01)       70.88       (34.75)        2.93         4.65
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $10,925      $14,500       $5,488      $10,304       $9,144
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.88         1.96         1.96         2.00         2.06
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)       (1.05)        (.69)         .57         (.17)        (.24)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                150.42       183.18       128.25        89.77        72.68
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from net investment income amounted to less than $.01 per share.



NOTES TO FINANCIAL STATEMENTS
September 30, 2000

Note 1
Significant accounting policies

Putnam Asia Pacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of companies located in Asia and in the Pacific Basin.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2000, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2000, the fund had a capital loss carryover of approximately $101,333,000 available to offset future capital gains, if any, which will expire on September 30, 2007.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, realized gains and losses on passive foreign investment companies, and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2000, the fund reclassified $7,550,575 to decrease distributions in excess of net investment income and $2,665,700 to decrease paid-in-capital, with an increase to accumulated net realized losses of $4,884,875. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund.

For the year ended September 30, 2000, fund expenses were reduced by $315,244 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,040 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $209,044 and $8,376 from the sale of class A and class M shares, respectively, and received $502,079 and $13,452 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received $5,940 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $843,081,542 and $903,137,499, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 63,204,762        $958,303,558
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  142,316           2,339,346
---------------------------------------------------------------------------
                                            63,347,078         960,642,904

Shares
repurchased                                (63,753,966)       (984,560,514)
---------------------------------------------------------------------------
Net decrease                                  (406,888)       $(23,917,610)
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 59,365,607        $638,284,289
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,316,540          11,848,859
---------------------------------------------------------------------------
                                            60,682,147         650,133,148

Shares
repurchased                                (69,576,374)       (724,586,710)
---------------------------------------------------------------------------
Net decrease                                (8,894,227)       $(74,453,562)
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,384,074        $159,533,155
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   55,644             896,987
---------------------------------------------------------------------------
                                            10,439,718         160,430,142

Shares
repurchased                                (12,966,457)       (200,457,909)
---------------------------------------------------------------------------
Net decrease                                (2,526,739)       $(40,027,767)
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,238,409        $159,559,326
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,235,747          10,948,718
---------------------------------------------------------------------------
                                            15,474,156         170,508,044

Shares
repurchased                                (10,265,946)       (112,205,552)
---------------------------------------------------------------------------
Net increase                                 5,208,210        $ 58,302,492
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,789,923         $58,196,914
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,996              32,759
---------------------------------------------------------------------------
                                             3,791,919          58,229,673

Shares
repurchased                                 (3,102,101)        (46,252,302)
---------------------------------------------------------------------------
Net increase                                   689,818         $11,977,371
---------------------------------------------------------------------------

                                               For the period July 26, 1999
                                               (commencement of operations)
                                                      to September 30, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    178,127          $2,352,451
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               178,127           2,352,451

Shares
repurchased                                     (6,867)            (91,458)
---------------------------------------------------------------------------
Net increase                                   171,260          $2,260,993
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,740,202         $41,333,295
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    5,427              88,412
---------------------------------------------------------------------------
                                             2,745,629          41,421,707

Shares
repurchased                                 (2,975,383)        (46,253,012)
---------------------------------------------------------------------------
Net decrease                                  (229,754)        $(4,831,305)
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,124,523         $33,844,735
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   67,917             607,179
---------------------------------------------------------------------------
                                             3,192,440          34,451,914

Shares
repurchased                                 (2,730,963)        (30,211,465)
---------------------------------------------------------------------------
Net increase                                   461,477         $ 4,240,449
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)


The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Justin M. Scott
Vice President

Paul C. Warren
Vice President and Fund Manager

Carmel Peters
Vice President and Fund Manager

Simon Davis
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Asia Pacific Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN001-65455  844/193/470  11/00